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                                                                      Exhibit 24


                                POWER OF ATTORNEY


            We, the undersigned directors of Duramed Pharmaceuticals, Inc., hereby appoint E. Thomas Arington and Timothy J. Holt, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf in our capacities indicated below, which said attorneys and agents, or each of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with a Registration Statement on Form S-8 to be filed in connection with the corporation's 1999 Nonemployee Director Stock Plan including, without limitation, power and authority to sign for us, or any of us, in our names in the capacities indicated below, any and all amendments to such Registration Statement, and we hereby ratify and confirm all that said attorneys and agents, or each of them, shall do or cause to be done by virtue hereof.

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons as of the 17th day of November, 2000, in the capacities indicated:

           Signature                                    Title
           ---------                                    -----

/s/ E. Thomas Arington                         Chairman of the Board
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E. Thomas Arington

/s/ Jeffrey T. Arington                        Director
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Jeffrey T. Arington

/s/ George W. Baughman                         Director
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George W. Baughman

/s/ Richard R. Frankovic                       Director
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Richard R. Frankovic


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/s/ Peter R. Seaver                            Director
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Peter R. Seaver

/s/ S. Sundararaman                            Director
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S. Sundararaman

/s/ Philip M. Uhrhan                           Director
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Philip M. Uhrhan